THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("SECURITIES ACT"), OR APPLICABLE STATE SECURITIES LAWS. THIS NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE ("CONVERSION SECURITIES") MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR PURSUANT TO AN EXEMPTION THEREFROM UNDER THE SECURITIES ACT AND SUCH STATE LAWS, SUPPORTED BY AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED. THIS NOTE AND THE COMPANY'S SUBSCRIPTION AGREEMENT WITH THE HOLDER SET FORTH THE COMPANY'S OBLIGATIONS TO REGISTER FOR RESALE THE CONVERSION SECURITIES. A COPY OF SUCH SUBSCRIPTION AGREEMENT IS AVAILABLE FOR INSPECTION AT THE COMPANY'S OFFICE.

THIS NOTE MAY NOT, IN ANY EVENT, BE TRANSFERRED TO ANY PERSON OR ENTITY THAT IS NOT AN ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501, PROMULGATED UNDER THE SECURITIES ACT.

PUDA COAL, INC.

8% Unsecured Convertible Note

No.	Principal Amount: $
Issue Date: November 18, 2005

PUDA COAL, INC., a Florida corporation ("Company"), promises to pay to the order of _________________________________________________________ or registered assigns, the principal amount of ______________________________ ($_______________) on October 31, 2008. This Note is one of the duly authorized issue of notes of the Company, limited in aggregate principal amount to $12,500,000 (collectively, the "Private Placement Notes"), issued or to be issued by the Company in connection with an offering of the Private Placement Notes and attached warrants ("Warrants") pursuant to a certain private placement memorandum dated September 30, 2005.

        1. Interest. The Company promises to pay interest on the principal amount of this Note at the interest rate of eight percent (8%) per annum. The Company will pay interest on December 31, March 31, June 30, and September 30 of each year and at final maturity, beginning December 31, 2005. Interest on this Note will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the Issue Date above. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

        2. Method of Payment. The Company will pay interest on the Note (except defaulted interest) to the persons who is registered holder of the Note (the "Holder") at the close of business on the 15th day of the month next following the interest payment date. If the Company defaults in a payment of interest on the Note, it shall pay the defaulted interest to the person who is Holder on a subsequent special record date selected by the Company. Holder must surrender the Note to a Paying Agent (as defined in Section 3 hereof) to collect principal payments. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Company may pay principal and interest by its check payable in such money. It may mail an interest check to a Holder's registered address.

        3. Paying Agent, Registrar, Conversion Agent. Initially, the Company will act as Paying Agent, Registrar and Conversion Agent. The Company may change any Paying Agent, Registrar, or Conversion Agent by notice to the Holder.

        All notices required under this Note shall be deemed to have been given or made for all purposes (i) upon personal delivery, (ii) upon confirmation receipt that the communication was successfully sent to the applicable number if sent by facsimile; (iii) one day after being sent, when sent by professional overnight courier service, or (iv) five days after posting when sent by registered or certified mail. Notices to the Company shall be sent to the principal office of the Company (or at such other place as the Company shall notify the Holder hereof in writing). Notices to the Holder shall be sent to the address of the Holder on the books of the Company (or at such other place as the Holder shall notify the Company hereof in writing).

        4. Unsecured Obligations. The Note is an unsecured obligations of the Company.

        5. Conversion.

            (a) Conversion Price. The principal amount of this Note will be convertible, at the Holder's election, into shares of the Company's common stock ("Conversion Shares"), par value $0.001 per share ("Common Stock") at a conversion price equal to fifty cents (US$0.50) per share, which price is subject to adjustment as provided below (such amount, as may be adjusted, is the "Conversion Price"). The principal amount of this Note may be converted, in whole or in part (as limited herein), by the Holder at any time until the Note is paid in full by the Company. The Company may not redeem the Note and will have no right to pre-pay the Note without the prior written consent of the Holder.

            (b) Conversion Procedure. To convert a Note a Holder must: (1) complete and sign the conversion notice appearing on the Note, (2) surrender the Note to the Conversion Agent, (3) furnish appropriate endorsements or transfer documents required by the Registrar or Conversion Agent, and (4) pay any transfer or similar tax if required. A Holder may convert a portion of a Note if the portion is $1,000 or an integral multiple thereof.

            (c) Adjustment of Conversion Price.

            (i) Except as provided in Section 5(c)(iii), whenever the Company issues or sells, or, pursuant to any provision of this Section 5(c)(ii), is deemed to have issued or sold, any shares of Common Stock for a consideration per share less than the lower of: (1) fifty cents (US$0.50), or (2) the then applicable Conversion Price, then, immediately upon such issuance or sale, the Conversion Price shall be reduced to the lowest per share price of Common Stock in such issuance or sale or deemed issuance or sale.

            (ii) Any grant by the Company (whether directly or by assumption in a merger or otherwise, in any manner) of any warrants, rights to subscribe for, or options to purchase any Common Stock (collectively, the

"Options") or any issuance or sale by the Company (whether directly or by assumption in a merger or otherwise, in any manner) of security convertible into or exchangeable for shares of Common Stock ("Convertible Securities") shall be deemed to be an issuance of Common Stock, whether or not immediately exercisable or convertible. The number of shares of Common Stock deemed to be issued shall be equal to the maximum number of shares of Common Stock issuable upon the exercise of such Options or conversion of such Convertible Securities. The price per share of Common Stock in such deemed issuance or sale of Common Stock shall be determined by dividing the amount determined in (x) below, by the amount determined in (y) below:

                (x) the sum of (a) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options or issuance of such Convertible Securities, plus (b) the minimum aggregate amount of additional consideration payable to the Company upon the exercise such Options or the conversion of such Convertible Securities ("Total Consideration");

                (y) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or the conversion of such Convertible Securities.

        For purposes of this Section 5(c)(ii), in the event that there is a change in the Total Consideration for any Options or Convertible Securities, as determined above (a "Price Change"), at any time (including, but not limited to, changes designed to protect against dilution), the price per share of Common Stock in such deemed issuance or sale of Common Stock shall be readjusted immediately to the price per share of Common Stock which would have been in effect if such Options or Convertible Securities had provided for such Price Change at the time initially granted, issued or sold. Except as otherwise provided in the preceding sentence, no adjustment of the price per share of Common Stock in such deemed issuance or sale of Common Stock under this Section 5(c)(ii) shall be made upon the exercise of the Options or upon the conversion of the Convertible Securities.

            (iii) Notwithstanding anything in this Note to the contrary, no adjustment shall be made in the Conversion Price for: (1) the issuance of Common Stock upon conversion of the Private Placement Notes or exercise of the Warrants, (2) the issuance of Common Stock for the payment of Penalties (as set forth in Section 3.08 of the Subscription Agreement), including similar penalties on any other Private Placement Notes, or (3) the issuance of Common Stock (whether directly or through options or other convertible securities) to employees or directors of the Company pursuant to an equity incentive plan approved by the Company's stockholders.

            (d) The Company shall reserve out of its authorized but unissued common stock or its common stock held in treasury enough shares of common stock to permit the conversion of the Note. All shares of common stock which may be issued upon conversion of the Note shall be fully paid and non-assessable.

            (e) In the event that the Conversion Shares are not registered at the time of the Conversion, they shall contain a legend in substantially the following form:

"This security has been acquired for investment and has not been registered under the Securities Act of 1933, as amended (the "Act"), or applicable state securities or "blue sky" laws. This security may not be sold, pledged, assigned or otherwise transferred nor will any assignee, pledgee, vendee, transferee, endorsee therof be recognized by the issuer as having acquired such securities for any purpose unless (i) a registration statement under the Act with respect to such security shall then be in effect and such transfer has been qualified under all applicable state securities or "blue sky" laws or (ii) an exemption therefrom shall be available under the Act and such laws, supported by an opinion of counsel, reasonably satisfactory to the Company and its counsel, that such registration is not required.

            (f) The Conversion Price will be equitably adjusted, with notice to the Holder, for stock splits, stock dividends, reorganizations and reclassifications. If the Company shall: (i) issue any shares of its Common Stock as a stock dividend, or (ii) subdivide the number of outstanding shares of its Common Stock into a greater number of shares, the Conversion Price shall be proportionately reduced and the number of Conversion Shares at that time purchasable pursuant to this Note shall be proportionately increased. If the Company shall reduce the number of outstanding shares of Common Stock by combining such shares into a smaller number of shares, the Conversion Price shall be proportionately increased and the number of Conversion Shares at that time purchasable pursuant to this Note shall be proportionately decreased. If the Company shall, at any time during the term of this Note, declare a dividend payable in cash on its Common Stock and shall at substantially the same time offer to its stockholders a right to purchase new Common Stock from the proceeds of such dividend or for an amount substantially equal to the dividend, for purposes of this Note, all Common Stock so issued shall be deemed to have been issued as a stock dividend. Any dividend paid or distributed upon the Common Stock in stock of any other class of securities convertible into shares of Common Stock shall be treated as a dividend paid in Common Stock to the extent that shares of Common Stock are issuable upon conversion thereof.

            (g) If the Company shall be recapitalized by reclassifying its outstanding Common Stock, (other than a change in par value or a subdivision or combination as provided in Section 5(f)), or the Company or a successor corporation shall consolidate or merge with or convey all or substantially all of its or of any successor corporation's property and assets to any other corporation or corporations (any such other corporations being included within the meaning of the term "successor corporation" hereinbefore used), then, as a condition of such recapitalization, consolidation, merger or conveyance, lawful and adequate provision shall be made whereby the Holder shall thereafter have the right to receive upon the conversion hereof the kind and amount of shares of stock or other securities or property which such Holder would have been entitled to receive if, immediately prior to any such recapitalization, consolidation, merger or conveyance, such Holder had held the number of shares of Common Stock which were then purchasable upon the conversion of this Note. In any such case, appropriate adjustment shall be made in the application of the provisions set forth herein with respect to the rights and interest thereafter of the Holder such that the provisions set forth in this Section 5(g) (including provisions with respect to adjustment of the Conversion Price and number of shares purchasable upon the conversion of this Note) shall thereafter be applicable, as nearly as may be in relation to any shares of stock or other securities or property thereafter deliverable upon the conversion of this Note.

        6. Voting. The Note will not entitle the Holder to vote on any matter voted on at a meeting of the Company's shareholders.

        7. Denominations, Transfer. The Private Placement Notes are in registered form without coupons in denominations of $25,000 or integral multiples thereof. A Holder may transfer or exchange the Note at the principal office of the Company. Holder hereby acknowledges and agrees, the Note cannot be transferred by a Holder unless the Note is registered under the Securities Act or an exemption from registration is available. In order for a Holder to transfer the Notes pursuant to an exemption, the request for transfer must be accompanied by evidence satisfactory to the Company that an exemption is available for the transfer, which may include an opinion of counsel, which opinion and counsel are approved by the Company or a no-action letter from the Commission. In addition, any transferee of this Note must execute and deliver to the Company a document containing investment representation and warranties substantially similar to those set forth in the Subscription Agreement pursuant to which the initial Holder acquired this Note. In addition, the Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any required taxes and fees.

        8. Persons Deemed Owners. The registered Holder of a Note may be treated as its owner for all purposes.

        9. Unclaimed Money. If money for the payment of principal or interest remains unclaimed for two years, the Paying Agent, if other than the Company, will pay the money back to the Company at its request. After that, Holder must look to the Company for payment unless otherwise provided by applicable law.

        10. Defaults and Remedies. An "Event of Default" occurs if:

            (1) the Company defaults in the payment of interest on any Note when the same becomes due and payable and the default continues for a period of fifteen (15) days;

            (2) the Company defaults in the payment of the principal of any Note when the same becomes due and payable at maturity, upon redemption or otherwise;

            (3) the Company fails to comply with any of its other agreements in the Note and the default continues for the period and after the notice specified below;

            (4) the Company pursuant to or within the meaning of any Bankruptcy Law; (a) commences a voluntary case, (b) consents to the entry of an order for relief against it in an involuntary case, (c) consents to the appointment of a Custodian for all or substantially all of its property, or (d) makes a general assignment for the benefit of its creditors;

            (5) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that: (a) is for relief against the Company in an involuntary case and such case is not dismissed within ninety (90) days of the filing thereof, (b) appoints a Custodian of the Company or for all or substantially all of its property, or (c) orders the liquidation of the Company, and the order or decree remains unstayed and in effect for ninety (90) days.

        The term "Bankruptcy Law" means title 11, U.S. Code or any similar Federal or State law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

        A default under clause (3) is not an Event of Default until the holders of at least fifty percent (50%) in principal amount of the Private Placement Notes notify the Company of the default and the Company does not cure the default within forty five (45) days after receipt of the notice. The notice (or each notice if such holders send separate notices) must specify the default, demand that it be remedied and state that the notice is a "Notice of Default."

        If an Event of Default occurs and is continuing, the holders of at least fifty percent (50%) in principal amount of the Private Placement Notes by notice to the Company may declare the principal of and accrued interest on all the Notes to be due and payable immediately. Upon a declaration such principal and interest shall be due and payable immediately. The holders of a majority in principal amount of the Private Placement Notes by notice to the Company may rescind an acceleration and its consequences if all existing Events of Default have been cured or waived and if the rescission would not conflict with any judgment or decree.

        If an Event of Default occurs and is continuing, the holders of the Private Placement Notes may pursue any available remedy by proceeding at law or in equity to collect the payment of principal or interest on the Private Placement Notes or to enforce the performance of any provision of the Private Placement Notes.

        A delay or omission by any holder of a Private Placement Note, including the Holder, in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative.

        The holders of a majority in principal amount of the Private Placement Notes by notice to the Company may waive an existing Event Default and its consequences. When an Event of Default is waived, it is cured and stops continuing.

        The initial total quarterly payment of interest required pursuant to the Notes will be held in an escrow account in the United States and distributed to holders of the Notes in the event of default on Note interest payments.

        This Note is issued in connection, and is the subject of, a certain inter-creditor agreement which provides as follows: (a) there shall be no right to accelerate payment or pre-pay certain notes issued by Shanxi Puda Resources Co., Ltd. ("Puda"), a controlled affiliate of the Company, in the principal amount of $13,000,000 to finance the purchase of certain coal cleaning facilities by Puda ("Facility Notes") prior to the full payment or full conversion of all of the Private Placement Notes, (b) no payments of interest or principal shall be made under the Facility Notes in the event an Event of Default has occurred and is continuing under this Note or any of the Private Placement Notes, and (c) the Holder of this Note and all of the holders of the Private Placement Notes are third party beneficiaries under the inter-creditor agreement with the right ot enforce the terms thereof as if they were signatories thereto. Nothing contained in the inter-creditor agreement will prevent the holders of the Facility Notes from foreclosing on the collateral pledged under said Facility Notes in the event of default thereunder.

        11. Financial Statements. As long as the Note is outstanding, the Company will furnish to Holder, upon request: (i) quarterly unaudited financial statements (including balance sheets, income statements and cash flow statements) within forty five (45) days following the end of each fiscal quarter of the Company, except for the last fiscal quarter of the Company in any fiscal year of the Company, and (ii) annual financial statements (including balance sheets, income statements, changes in financial position and related notes thereto) which have been audited by an independent auditor no later than ninety (90) days after the end of each fiscal year of the Company, unless such financial statements are included in periodic reports under the Exchange Act, which are timely filed by the Company. The Company currently is a reporting company under the federal securities laws.

        12. Legal Holidays. A "Legal Holiday" is a Saturday, a Sunday, a legal holiday or a day on which banking institutions in the U.S. are not required to be open. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

        13. No Recourse Against Others. A director, officer, employee or shareholder, as such, of the Company shall not have any liability for any obligations of the Company under the Notes or for any claim based on, in respect of or by reason of, such obligations or their creation. Holder by accepting this Note waives and releases all such liability. The waiver and release are part of the consideration for the issue of this Note.

        14. Abbreviations. Customary abbreviations may be used in the name of a holder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors Act).

        15. Consent to Jurisdiction; Forum Selection; Governing Law; Waiver of Jury Trial.

                (i) THE COMPANY AND THE HOLDER AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS NOTE SHALL BE TRIED AND LITIGATED EXCLUSIVELY IN THE FEDERAL COURTS LOCATED IN MIAMI, FLORIDA, U.S.A. THE AFOREMENTIONED CHOICE OF VENUE IS INTENDED BY THE COMPANY AND THE HOLDER TO BE MANDATORY AND NOT PERMISSIVE IN NATURE, THEREBY PRECLUDING THE POSSIBILITY OF LITIGATION BETWEEN THE COMPANY AND THE HOLDER WITH RESPECT TO OR ARISING OUT OF THIS NOTE IN ANY JURISDICTION OTHER THAN THOSE SPECIFIED IN THIS SECTION 15. THE COMPANY AND THE HOLDER EACH WAIVE ANY RIGHT IT MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON-CONVENIENS OR SIMILAR DOCTRINE OR TO OBJECT TO VENUE WITH RESPECT TO ANY PROCEEDING BROUGHT IN ACCORDANCE WITH THIS SECTION 15, AND STIPULATES THAT THE FEDERAL COURTS LOCATED IN MIAMI, FLORIDA, U.S.A SHALL HAVE IN PERSONAM JURISDICTION AND VENUE OVER EACH OF THEM FOR THE PURPOSE OF LITIGATING ANY DISPUTE, CONTROVERSY OR PROCEEDING ARISING OUT OF OR RELATED TO THIS NOTE. THE COMPANY AND THE HOLDER EACH AUTHORIZE AND ACCEPT SERVICE OF PROCESS SUFFICIENT FOR PERSONAL JURISDICTION IN ANY ACTION AGAINST IT AS CONTEMPLATED BY THIS SECTION 15 BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, POSTAGE PREPAID, TO ITS

ADDRESS FOR THE GIVING OF NOTICES. ANY FINAL JUDGMENT RENDERED AGAINST THE COMPANY OR THE HOLDER IN ANY ACTION OR PROCEEDING SHALL BE CONCLUSIVE AS TO THE SUBJECT OF SUCH FINAL JUDGMENT AND MAY BE ENFORCED IN OTHER JURISDICTIONS IN ANY MANNER PROVIDED BY LAW. THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF THE COMPANY AND THE HOLDER HEREUNDER SHALL BE GOVERNED IN ALL RESPECTS, INCLUDING VALIDITY, INTERPRETATION AND EFFECT, BY THE LAWS OF THE STATE OF FLORIDA, U.S.A., WITHOUT REGARD TO ITS RULES OF CONFLICTS OF LAW.

                (ii) THE COMPANY AND THE HOLDER HEREBY EXPRESSLY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHT, POWER, OR REMEDY UNDER OR IN CONNECTION WITH THIS NOTE OR ANY OF THE CONTEMPLATED TRANSACTIONS OR UNDER OR IN CONNECTION WITH ANY AMENDMENT, INSTRUMENT, DOCUMENT, OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS NOTE OR ANY TRANSACTION CONTEMPLATED BY THIS NOTE, AND AGREE THAT ANY SUCH ACTION SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. THE TERMS AND PROVISIONS OF THIS SECTION 15 CONSTITUTE A MATERIAL INDUCEMENT FOR THE COMPANY ISSUING THIS NOTE.

                IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

Dated: November 18, 2005

PUDA COAL, INC.

By:____________________
Name: Zhao Ming
Title: Chief Executive Officer and President

ASSIGNMENT FORM	CONVERSION NOTICE

To assign this Note, fill in the form below:	To convert this Note,, check the box [ ].

I or we assign and transfer this Note to	To convert only part of this Note, state the principal
amount to be converted (which must be $1,000 or an
___________________	integral multiple of $1,000):

___________________
(Insert assignee's soc. sec. or tax ID no.)
If you want the stock certificate made out in another
___________________	person's name fill in the form below:
___________________
___________________
___________________
___________________	(Insert the other person's soc. sec. tax ID no.)
(Print or type assignee's name, address and zip code)
___________________
and irrevocably appoint ___________________
agent to transfer this Note on the books of the Company.	___________________
The agent may substitute another to act for him.
___________________
(Print or type other person's name, address and zip code)

Dated: __________________, 200_
Signature:___________________

Signature Guaranteed:

___________________	Signature:___________________
Participant in a Recognized Signature
Guarantee Medallion Program	(Sign exactly as your name(s) first appear(s)s on this Note)

By:___________________
Authorized Signatory